                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - April 26, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)


          Pennsylvania                   1-7410              25-1233834
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number        Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania             15258
                   (Address of principal executive offices)   (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated April 26, 1998, Mellon Bank Corporation announced that its board of directors unanimously rejected the unsolicited merger offer from The Bank of New York Company, Inc. That press release and related materials being presented to the investment community are filed as exhibits.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated April 26, 1998, announcing the matter referenced in Item 5 above.

99.2     Mellon Bank Corporation Response to Bank of New York Proposal.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  April 27, 1998         By: /s/  STEVEN G. ELLIOTT
                                  Steven G. Elliott
                                  Vice Chairman, Chief Financial Officer
                                  & Treasurer
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                                 EXHIBIT INDEX


Number                 Description                 Method of Filing
 99.1                  Press Release dated            Filed herewith
                       April 26, 1998

 99.2                  Mellon Bank Corporation        Filed herewith
                       Response to Bank of New York
                       Proposal